EXHIBIT 10.1

          AMENDMENT NO. 5 TO AMENDED AND RESTATED COMMERCIAL LOAN AND
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                               SECURITY AGREEMENT
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    This AMENDMENT NO. 5 TO AMENDED AND RESTATED COMMERCIAL LOAN AND SECURITY
AGREEMENT (this "Agreement") is made as of the 9th day of August, 2007, by and among TRANS-LUX CORPORATION, a Delaware corporation, with its chief executive office and principal place of business located at 110 Richards Avenue, Norwalk, Connecticut 06854 ("Borrower"), each of the other corporations signatory hereto as guarantors (collectively, the "Guarantors"), and PEOPLE'S UNITED BANK (formerly known as People's Bank), a Connecticut chartered banking corporation with an office located at 350 Bedford Street, Stamford, Connecticut 06901 ("Lender").

                                  WITNESSETH:

    WHEREAS, Lender has made certain loans (collectively, the "Loans") to Borrower pursuant to a certain Amended and Restated Commercial Loan and Security Agreement dated as of December 23, 2004 (the "Original LSA"), as amended by a certain Amendment No. 1 to Amended and Restated Commercial Loan and Security Agreement dated as of May 9, 2006, as further amended by a letter agreement dated November 16, 2006, as further amended by a letter agreement dated April 2, 2007, and as further amended by a letter agreement dated May 17, 2007 (collectively, the "Amendments") (the Original LSA, as amended by the Amendments and as further amended from time to time, being hereinafter referred to as, the "LSA");

    WHEREAS, capitalized terms not otherwise defined in this Agreement shall have the meanings ascribed to them in the LSA;

    WHEREAS, the Guarantors have guaranteed all obligations of the Borrower to the Lender under the LSA and related Loan Documents pursuant to a certain Amended and Restated Unlimited Guaranty dated as of December 23, 2004 (as the same may be amended or reaffirmed from time to time, the "Guaranty Agreement");

    WHEREAS, as security for its obligations to the Lender, including, without limitation, those arising under the LSA the Borrower has, among other things, granted to the Lender a lien on and security interest in all of its personal property assets pursuant to the LSA;

    WHEREAS, as security for their respective obligations to the Lender under the Guaranty Agreement, each Secured Guarantor has granted to the Lender a lien on and security interest in all if its personal property assets pursuant to a certain Amended and Restated Guarantor Security Agreement dated as of December 23, 2004 (as the same may be amended or reaffirmed from time to time, the "Guarantor Security Agreement");

    WHEREAS, Borrower and the Guarantors (collectively, the "Obligors") have requested Lender (i) to amend the calculation of the Fixed Charge Coverage Ratio; (ii) to increase the minimum Tangible Net Worth requirement to $24,750,000; (iii) to amend the maturity dates of all Loans to May 1, 2009; and
(iv) to add an additional mandatory prepayment fees to be paid if the current outstanding principal balance of the Loans are not reduced by $10,000,000 as of certain specified dates; and

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    WHEREAS, Section 10.1 of the LSA provides that no modification or amendment of the Credit Agreement shall be effective unless the same shall be in writing and signed by the Lender and Borrower.

    NOW, THEREFORE, in consideration of One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and each Obligor agree as follows:

1.  Acknowledgments, Affirmations and Representations and Warranties.
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    a.  The Obligors acknowledge, affirm, represent and warrant that:

        (i) All of the statements contained herein are true and correct and that each understands that the Lender is relying on the truth and completeness of such statements to enter into this Agreement.

        (ii) As of August 8, 2007, the Borrower is legally and validly indebted to the Lender: (A) by virtue of the Term Loan in the principal amount of $7,500,000, (B) by virtue of the Revolving Loan in the principal outstanding amount of $5,000,000, and (C) by virtue of the Converted Term Loan in the principal amount of $5,337,500, plus interest and fees accrued and accruing on each of the foregoing and costs and expenses of collection, including without limitation, attorneys' fees, relating thereto and there is no defense, offset or counterclaim with respect to any of the foregoing or independent claim or action against the Lender.

        (iii) Each Guarantor is legally and validly indebted to the Lender by virtue of the Guaranty Agreement and there is no defense, offset or counterclaim with respect thereto or independent claim or action against the Lender.

        (iv) The resolutions previously adopted by the Board of Directors of the Borrower and provided to the Lender have not in any way been rescinded or modified and have been in full force and effect since their adoption to and including the date hereof and are now in full force and effect, except to the extent that they have been modified or supplemented to authorize this Agreement and the documents and transactions described herein.

        (v) The Borrower has the power and authority to enter into, and has taken all necessary corporate action to authorize, this Agreement and the transactions contemplated hereby and thereby.

        (vi) The resolutions previously adopted by the Board of Directors of each of the Guarantors and provided to the Lender have not in any way been rescinded or modified and have been in full force and effect since their adoption to and including the date hereof and are now in full force and effect, except to the extent that they have been modified or supplemented to authorize this Agreement and the documents and transactions described herein.

        (vii) Each Guarantor has the power and authority to enter into, and has taken all necessary corporate action to authorize, this Agreement and the transactions contemplated hereby and thereby.

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

        (viii) All representations, warranties and covenants contained in, and schedules and exhibits to, the LSA, the Guaranty Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof, are incorporated herein by reference and are hereby remade except that
Schedule 4.4(c) to the LSA relating to outstanding indebtedness of the Borrower and the Guarantors is hereby updated and replaced with Schedule 4.4(c) attached hereto.

        (ix) After giving effect to the amendments provided herein, no Default currently exists under the LSA, the Guaranty Agreement or any of the other Loan Documents and no condition exists which would constitute a default or an event of default (howsoever defined) under any of the Loan Documents but for the giving of notice or passage of time, or both.

        (x) The consummation of the transactions contemplated hereby is not prevented or limited by, nor does it conflict with or result in a breach of terms, conditions or provisions of the Borrower's or any Guarantor's Certificate of Incorporation or Bylaws or any evidence of indebtedness, agreement or instrument of whatever nature to which the Borrower or any Guarantor is a party or by which it is bound, does not constitute a default under any of the foregoing and does not violate any federal, state or local law, regulation or order or any order of any court or agency which is binding upon the Borrower or any Guarantor.

2.  Amendment of LSA and other Loan Documents.
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    a.  Section 1.1 of the LSA entitled "Defined Terms" is amended as follows:
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        (i) by deleting the definition of "Maturity Date" set forth therein in its entirety and by substituting the following therefor:

        "Maturity Date" means:  (i) with respect to the Term Loan, May 1, 2009;
    (ii) with respect to all Converted Term Loans, May 1, 2009; and (iii) with respect to all outstanding Revolving Loans, May 1, 2009.

        (ii) by deleting the definition of "Forbearance and Amendment Fee" set forth therein in its entirety and by substituting the following therefor:

        "Forbearance and Amendment Fee" shall mean the fee to be paid by the Borrower to the Lender in consideration of the amendments and waivers granted by the Lender to the Borrower and the Guarantors as set forth in that certain Amendment No. 1 to Amended and Restated Commercial Loan and Security Agreement among the Borrower, the Guarantors and the Lender dated as of May 9, 2006, that certain letter agreement dated November 16, 2006, that certain letter agreement dated April 2, 2007, that certain letter agreement dated May 17, 2007, and that certain Amendment No. 5 to Amended and Restated Commercial Loan and Security Agreement among the Borrower, the Guarantors and the Lender dated as of August 9, 2007, which Forbearance and Amendment Fee shall be equal to $350,000 and shall be paid immediately upon the occurrence of an Additional Mandatory Prepayment Event.

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

    b. Article 2 of the LSA is hereby amended by deleting Section 2.19A in its entirety and by substituting the following therefor:

        "Section 2.19A Additional Mandatory Prepayments.
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        (a) Except for Routine Asset Transfers, in the event that the Borrower or any Secured Guarantor sells, leases, assigns or otherwise transfers any of its assets other than in the ordinary course of business, then, simultaneously with such sale, lease, assignment or transfer (each such sale, lease, assignment or transfer being referred to herein as an "Additional Mandatory Prepayment Event"): (a) the Revolving Loan Commitment shall automatically terminate; (b) the obligation of the Lender to issue any Letters of Credit shall automatically and immediately terminate; (c) the Borrower shall immediately prepay all Loans and all other outstanding Obligations; (d) the Borrower shall deposit in an account with the Lender an amount in cash equal to the Available Amount as of the date of the Additional Mandatory Prepayment Event which amounts shall be held by the Lender as collateral for the payment and performance of all Reimbursement Obligations then arising or which in the future arise for any and all outstanding Letters of Credit and the Lender shall have exclusive dominion and control over such account; and (e) the Borrower shall pay to the Lender the Forbearance and Amendment Fee.

        (b) (i) In the event that the outstanding principal balance of the Term Loan plus the outstanding principal balance of the Converted Term Loan is greater than $2,837,500 on October 31, 2007, the Borrower shall pay to the Lender on November 1, 2007 a fee equal to $25,000 (the "$25,000 Fee") which $25,000 Fee shall be in addition to any Forbearance and Amendment Fee that may be due owing.

            (ii) In the event that the outstanding principal balance of the Term Loan plus the outstanding principal balance of the Converted Term Loan is greater than $2,206,250 on January 31, 2008, the Borrower shall pay to the Lender on February 1, 2008 a fee equal to $50,000 (the "$50,000 Fee") which $50,000 Fee shall be in addition to the $25,000 Fee and to any Forbearance and Amendment Fee that may be due and owing.

            (iii) In the event that the outstanding principal balance of the Term Loan plus the outstanding principal balance of the Converted Term Loan is greater than $1,575,000 on April 30, 2008, the Borrower shall pay to the Lender on May 1, 2008 a fee equal to $100,000 (the "$100,000 Fee") which $100,000 Fee shall be in addition to the $25,000 Fee, the $50,000 Fee and to any Forbearance and Amendment Fee that may be due and owing.

        Nothing in this Section 2.19A shall be deemed or implied, directly or indirectly, to relieve the Borrower from making regularly scheduled principal and interest payments under the Notes or otherwise waive any of the Borrower's other obligations to the Lender, and the Borrower agrees and acknowledges that all regularly schedule principal and interest payments under the Notes shall continue to be made as set forth therein and that any prepayments shall be applied in the inverse order of maturity and otherwise in accordance with the terms of the LSA.

    c. Section 5.8 of the LSA entitled "Reporting Requirements" is hereby amended by adding the following sentence at the end of Section 5.8(c) therein:

        "In addition, the Borrower shall furnish or cause to be furnished to the Lender within thirty (30) days after the end of each calendar month, a current and completed Borrowing Base Certificate."

    d. Section 7.1 of the LSA entitled "Minimum Fixed Charge Coverage Ratio" is hereby deleted in its entirety and the following is substituted therefor:

        "Section 7.1 Minimum Fixed Charge Coverage Ratio.
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        (A) Maintain as of the end of the fiscal quarter of the Borrower ending on June 30, 2007, September 20, 2007 and December 31, 2007, in each case for the then ended Rolling Period, a ratio of (i) EBITDA for such period minus total Non-Financed Capital Expenditures during such period minus total dividends paid during such period plus $1,475,000 (representing a non-cash charge for the early extinguishment of debt) divided by (ii) Current Maturities of Long-Term Debt paid during such then ended Rolling Period plus Interest Expense for such period plus total cash taxes paid for corporate income taxes for such period of not less than 1.10 to 1.00.

        (B) Maintain as of the end of the fiscal quarter of the Borrower ending on March 31, 2008 and as of the end of each fiscal quarter thereafter, in each case for the then ended Rolling Period, a ratio of (i) EBITDA for such period minus total Non-Financed Capital Expenditures during such period minus total dividends paid during such period divided by (ii) Current Maturities of Long-Term Debt paid during such then ended Rolling Period plus Interest Expense for such period plus total cash taxes paid for corporate income taxes for such period of not less than 1.10 to 1.00.

    e. Section 7.2 of the LSA entitled "Minimum Tangible Net Worth" is hereby deleted in its entirety and the following is substituted therefor:

        "Section 7.2 Minimum Tangible Net Worth. Maintain at all times on and after June 30, 2007, Tangible Net Worth of not less than $24,750,000."

    f.  Any reference in any of the Notes or any of the other Loan Documents to:
(i) the Amended and Restated Commercial Loan and Security Agreement between the Borrower and the Lender dated as of December 23, 2004 (howsoever defined) shall be amended to refer to and mean the Original LSA, as amended by the Amendments and as further amended and modified by this Agreement.

3.  Effect of Amendment; Reaffirmation of Liens and other Obligations.  Lender
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and each Obligor hereby agree and acknowledge that except as provided in this
Agreement, the LSA, the Guaranty Agreement, the Guarantor Security Agreement and the other Loan Documents (together with all Schedules and Exhibits attached hereto) remain in full force and effect and have not been modified or amended in any respect, it being the intention of Lender and each Obligor that this Agreement and the LSA be read, construed and interpreted as one and the same instrument. In addition: (i) the Borrower acknowledges, affirms and agrees that the Lender's security interest in the Collateral shall continue to secure any and all of the Borrower's indebtedness to the Lender, including without limitation, the indebtedness arising under the LSA, as amended hereby; and (ii) each Guarantor acknowledges, affirms and agrees that (A) the Obligations of the Borrower to the Lender which have been guaranteed by such Guarantor include, without limitation the Loans, as modified hereby; and (B) each Secured Guarantor acknowledges, affirms and agrees that the Lender's security interest in the Collateral (as defined in the Guarantor Security Agreement) shall continue to secure the payment and performance of all of its obligations and liabilities to the Lender arising under the Guaranty Agreement.

4.  Fees and Expenses.  In consideration of:  (a) the extension of the Maturity
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Dates of the Loans as set forth herein, the Borrower shall pay to the Lender on or before the date hereof an extension fee equal to $25,000; and (b) the amendments to the financial covenants set forth herein, the Borrower shall pay to the Lender on or before the date hereof a modification fee equal to $5,000. In addition to the foregoing fees and any other fees that may be due to the Lender under the Loan Documents, the Borrower agrees to pay all legal fees and expenses of Lender incurred in connection with the preparation, negotiation and execution of this Agreement and the other documents executed and/or delivered in connection herewith.

5.  Governing Law.  This Agreement shall be governed by and construed in
    -------------
accordance with the laws of the State of Connecticut (except its conflicts of laws provisions).

6.  Counterparts.  This Agreement may be executed in any number of identical
    ------------
counterparts, each of which shall be deemed to be an original, and all of which shall collectively constitute a single agreement, fully binding upon and enforceable against the parties hereto.

7.  Capitalized Terms.  All capitalized terms not otherwise defined in this
    -----------------
Agreement shall have the meanings ascribed to such terms in the LSA.

8.  Benefit.  This Agreement shall inure to the benefit of and bind the parties
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hereto and their respective successors and assigns.


                         [NEXT PAGE IS SIGNATURE PAGE]

    IN WITNESS WHEREOF, Lender, Borrower and Guarantors have executed this Agreement as of the date first above written.

WITNESSES:

 /s/ Todd Dupee                         TRANS-LUX CORPORATION
--------------------------------

 /s/ Gadiel Ross                        By: /s/ Angela D. Toppi
--------------------------------           ----------------------------
                                           Name: Angela D. Toppi
                                           Its: Executive Vice President
                                           Duly Authorized

                                        TRANS-LUX DISPLAY CORPORATION
                                        TRANS-LUX MIDWEST CORPORATION
                                        TRANS-LUX WEST CORPORATION
                                        TRANS-LUX DURANGO CORPORATION
                                        TRANS-LUX SERVICE CORPORATION
                                        TRANS-LUX FOUR CORNERS CORPORATION
                                        TRANS-LUX LOS LUNAS CORPORATION
                                        TRANS-LUX MONTEZUMA CORPORATION
                                        TRANS-LUX REAL ESTATE CORPORATION
                                        TRANS LUX SUMMIT CORPORATION
                                        TRANS-LUX TAOS CORPORATION
                                        TRANS-LUX VALLEY CORPORATION
                                        TRANS-LUX WYOMING CORPORATION
                                        TRANS-LUX CASTLE ROCK COPORATION
                                        TRANS-LUX COCTEAU CORPORATION
                                        TRANS-LUX COLORADO CORPORATION
                                        TRANS-LUX DESERT SKY CORPORATION
                                        TRANS-LUX DREAMCATCHER CORPORATION
                                        TRANS-LUX HIGH FIVE CORPORATION
                                        TRANS-LUX LARAMIE CORPORATION
                                        TRANS-LUX LOMA CORPORATION
                                        TRANS-LUX SKYLINE CORPORATION
                                        TRANS-LUX STARLIGHT CORPORATION
                                        TRANS-LUX STORYTELLER CORPORATION
                                        TRANS-LUX NEW MEXICO CORPORATION
                                        TRANS-LUX HOLDING CORPORATION
                                        TRANS-LUX CINEMA CONSULTING CORPORATION
                                        TRANS-LUX LOVELAND CORPORATION
                                        TRANS-LUX MOVIE OPERATIONS CORPORATION
                                        TRANS-LUX MULTIMEDIA CORPORATION


 /s/ Todd Dupee                         TRANS-LUX CORPORATION
--------------------------------

 /s/ Gadiel Ross                        By: /s/ Angela D. Toppi
--------------------------------           ----------------------------
                                             Angela D. Toppi
                                             Its:  Executive Vice President


         [Signature Page (1) to Amendment No. 5 to Amended and Restated
                    Commercial Loan and Security Agreement]

 /s/ Rosalyn Sastrunk                   PEOPLE'S UNITED BANK (formerly known as
--------------------------------        People's Bank)

 /s/ Faith Cenatiempo                   By: /s/ Martin H. Anderson
--------------------------------            ---------------------------
                                            Name: Martin H. Anderson
                                            Its: Vice President
                                            Duly Authorized


         [Signature Page (2) to Amendment No. 5 to Amended and Restated
                    Commercial Loan and Security Agreement]